Port Street Quality Growth Fund (the “Fund”)
Institutional Class Shares – PSQGX

Supplement dated January 31, 2022 to the Prospectus and Statement of
Additional Information (the “SAI”) dated July 29, 2021
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Effective December 31, 2021, Mr. Douglas Allison, CFA, Portfolio Manager of the Fund, retired, and is no longer serving as Portfolio Manager. Accordingly, all references to Mr. Allison are hereby removed from the Prospectus and SAI.

Kevin Tanner, Chief Executive Officer and Chief Investment Officer of Saratoga Research & Investment Management, the Fund’s Sub-Adviser, and Graham Pierce, Chief Executive Officer of the Adviser, continue to serve as Portfolio Managers of the Fund.

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Please retain this Supplement with your Prospectus and SAI for future reference.